UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDED
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 28, 2004

ENERGIZER HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

MISSOURI	1-15401	No. 43-1863181

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

533 MARYVILLE UNIVERSITY DRIVE, ST. LOUIS, MO 63141

(Address of Principal Executive Offices) (Zip Code)

(314) 985-2000

(Registrant's telephone number, including area code)

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information furnished pursuant to this Item 12, including the attached Exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

 On July 28, 2004, Energizer Holdings, Inc. issued a press release announcing financial and operating results for the third fiscal quarter of 2004, ending June 30, 2004. This press release, which included the attached unaudited Statement of Earnings for the quarter and nine months ended June 30, 2004, is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

On July 28, 2004, Energizer Holdings initially filed its Form 8-K to furnish the above-described press release, but a line from Note 3 of the financials attached to the release was inadvertently omitted.  This amendment to that Form 8-K includes the press release in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: July 28, 2004

EXHIBIT INDEX

Exhibit No.

99.1    Earnings Release -- Third Quarter ended June 30, 2004.